UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 1, 2007

Palace Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	20-4503577
(State of incorporation)	(I.R.S. Employer Identification No.)

4590 MacArthur Boulevard, Suite 400
Newport Beach, California 92660	(949) 797-9700
(Address of Principal Executive Offices, including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 230.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement

Festival Fun Parks, LLC (“Festival Fun”), Palace Entertainment Holdings, Inc. (“Palace Entertainment” and together with Festival Fun, the “Company”) and Cynthia P. Kellogg entered into an Employment Agreement dated as of May 1, 2007, pursuant to which Ms. Kellogg was appointed Senior Vice President and Chief Financial Officer effective immediately.  A brief description of the terms of her employment agreement is set forth under Item 5.02 below.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Cynthia P. Kellogg, 52, became Senior Vice President and Chief Financial Officer of the Company on May 1, 2007.  Prior to joining the Company, Ms. Kellogg served as Vice President and Chief Financial Officer of Jenny Craig, Inc. from May 19, 2003 until April 26, 2007.  In addition, Ms. Kellogg has served various companies as Chief Financial Officer since 1992.  Ms. Kellogg is a graduate of Smith College and Carnegie-Mellon University.

Pursuant to the terms of her Employment Agreement with the Company, Ms. Kellogg earns a base salary of $250,000, subject to annual adjustment. The term of the agreement will continue for three years, after which the agreement will automatically renew for successive one year periods unless either party gives notice to the other, as provided in the agreement, that the term then ending shall not be renewed. Ms. Kellogg also receives a customary benefit package as is approved by the board of directors of the Company. In addition, the board of directors issued incentive units to Ms. Kellogg.  For fiscal year 2007 and each subsequent fiscal year during the term of the agreement, she will be eligible to receive a cash bonus of up fifty percent (50%) of her adjusted base salary (pro rated for 2007) based on the Company’s achieving revenue, EBITDA and cash flow targets determined by the board of directors of the Company, and an additional cash bonus, in an amount to be determined pursuant to a supplemental bonus program to be adopted in the discretion of the Board, if the Company exceeds such revenue, EBITDA and cash flow targets for such year.   Under the Employment Agreement, if Ms. Kellogg’s employment is terminated without cause or she resigns for good reason, as such terms are defined in the Employment Agreement, she will be entitled to severance equal to one year of her base salary plus, if such termination or resignation occurs between September 1 and December 31, a prorated cash bonus based on the number of days during the fiscal year that precede the date of termination.  If she is terminated with cause, she will not be entitled to any severance or other benefits. Ms. Kellogg’s Employment Agreement contains customary non-competition provisions. In addition, under the terms of the Employment Agreement, the Company retains and has exclusive ownership of all intellectual property, as defined in the Employment Agreement that is developed by Ms. Kellogg as part of her activities on behalf of the Company.  The foregoing summary of the material provisions of Ms. Kellogg’s Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the described agreement.

Effective May 1, 2007, James A. Burk, who formerly served as Chief Financial Officer, has agreed to remain with the Company as Chief Accounting Officer on an interim basis in order to assist with the transition, serving at the discretion of the Chief Executive Officer in this capacity for a period ending not later than June 30, 2007.  Pursuant to the terms of Mr. Burk’s employment agreement, when his tenure as Chief Accounting Officer ends this month or next, he will receive 12 months of severance benefits.

Section 9 – Financial Statements and Exhibits

Item 9.01(c) Exhibits

10.                                 Employment Agreement dated as of May 1, 2007, among Festival Fun Parks, LLC, Palace Entertainment Holdings, Inc. and Cynthia P. Kellogg.

CAUTIONARY NOTE REGARDING

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

(Safe-Harbor Statement Under the Private Securities Litigation Reform Act of 1995)

This quarterly report on Form 10-Q contains forward-looking statements. Forward-looking statements are statements that are not historical facts, including statements about our beliefs and expectations or any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements include, but are not limited to, statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” “project,” “targets,” “likely,” “would,” “could” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, strategies, contingencies, financing plans, working capital needs, sources of liquidity, capital expenditures, amounts and timing of expenditures and contemplated transactions.

Forward-looking statements reflect our current expectations and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our water parks and family entertainment centers, expected pricing levels, the timing and cost of planned capital expenditures, the estimated operational costs for each of our water parks and family entertainment centers, expected outcomes of pending litigation, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors may relate to, among other things:

•                  adverse weather conditions and other natural phenomena;

•                  seasonal operations of water parks;

•                  risk of in-park accidents and health risks;

•                  changes in consumer preferences;

•                  reductions in consumer disposable income;

•                  our ability to compete successfully with other amusement parks and other entertainment providers;

•                  governmental and environmental requirements and changes in those requirements;

•                  increases in general liability and workers compensation claims;

•                  discontinuation of our leases pursuant to termination or default provisions;

•                  acquisition and retention of key personnel;

•                  our level of indebtedness; and

•                  restrictions contained in our debt agreements.

You should not place undue reliance on any forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements which, as a result, may adversely affect the value of, and our ability to make payments on, our 10 7/8% Senior Notes due 2014. These risks and uncertainties may include those discussed in Part I, Item 2 and Part II, Item 1A of this report. New risks can emerge from time to time. It is not possible for us to assess all of these risks, nor can we assess the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in the forward-looking statements. Given such risks and uncertainties, we urge you to read this report completely with the understanding that actual future results may be materially different from what we plan or expect.  The Company will not update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Alexander Weber, Jr.
By:	Alexander Weber, Jr.
Its:	Chief Executive Officer and President
(Principal Executive Officer)
Dated: May 3, 2007

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Todd R. Wulffson
By:	Todd R. Wulffson
Its:	General Counsel & Corporate Secretary

Dated: May 3, 2007